SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 October 25, 1999

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 "Pending"
                                  333-52351-03
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the September 1999 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the September 1999 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the September 1999 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



 October 28, 1999

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                   650,000,000.     568,821,392      2,690,999       9,316,34    12,007,348.86
A Certificate                                         1,640,685                     1,640,685.46

Totals              650,000,000.     568,821,392      4,331,684       9,316,34    13,648,034.32

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  559,505,042.      6.082500%     6.108750%
A Certificate                                                              NA            NA

Totals                                             559,505,042.97

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         875.109835       4.139999      14.332846     18.472845    860.776989
A Certificate                           0.000000       2.524131       0.000000      2.524131      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  12,762,968.93   3,437,716.09     863,604.85  5,751,377.39  1,249,294.43
                 % of Pool Balan        2.18450%       0.58840%       0.14781%      0.98440%      0.21383%
                 Number of Loans             238             69             20            94            26
                 % of Loans             2.57604%       0.74683%       0.21647%      1.01743%      0.28142%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan       10,161,466.39
                 % of Pool Balan        1.73923%
                 Number of Loans             187
                 % of Loans             2.02403%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   593,567,612.43
Prefunding                                                                                           0.00
Principal Reduction                                                                          9,316,349.66
Ending Aggregate Mortgage Loan Balance                                                      584,251,262.77

Beginning Aggregate Mortgage Loan Count                                                               9400
Ending Aggregate Mortgage Loan Count                                                                  9239

Current Weighted Average Coupon Rate                                                             9.644068%
Next Weighted Average Coupon Rate                                                                9.633334%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                          1,040,712.30
Curtailments                                                                                         0.00
Prepayments                                                                                  8,004,419.63
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           271,217.73
Other Principal                                                                                      0.00

Less: Realized Losses                                                                         (112,327.54)

Total Principal Reduction                                                                        9,204,022.12

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                        247,319.84
Less: Amounts to Cover Interest Shortfalls                                                       7,687.64
Less: Delinquent Service Fees                                                                        60,802.99
Collected Servicing Fees for Current Period:                                                        178,829.21

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                1,186,271.57

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                 8,004,41           271,2      9,204,022                                                  -
                                                                                                                 -

Total                   8,004,41           271,2      9,204,022                                                  -


                  Applied
                  Realized Loss
                  Amount
Class A                                -
                                       -

Total                                  -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,746,219.80     112,327.54          0.00 24,746,219.80

Total                                               24,746,219.         112,32         0.00 24,746,219.80

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00


Total              24,746,219.80            0.00







Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.014393
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       1,394,836.38
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    21,407.16


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                          3,523,264.20

                 Principal Collected:                                 9,045,131.93

                 Insurance Proceeds Received:                                        -

                 Net Liquidation Proceeds:                              158,890.19

                 Delinquency Advances on Mortgage Interest:           1,186,271.57

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                -

                 Trust Termination Proceeds:                                         -

                 Investment Earnings on Note Account:                       7,694.34

                 Capitalized Interest Requirement:                                   -

                 Capitalized Interest Fund Earnings                      0.00

                 Capitalized Interest Account                            0.00

                 Investment Earnings on Pre-Funding Account               0.00

                 Remaining Pre-Funding Account:                                      -

                 Sum of the Above Amounts:                                        13,921,252.23

LESS:

                 Servicing Fees (including PPIS):                       186,516.85

                 Non Recoverable Advance                                       209.10

                 Indenture Trustee Fees:                                    3,462.48

                 Owner Trustee Fees:                                         0

                 Insurance Premiums:                                      61,622.32

                 Reimbursement of Delinquency Advances/Servicin           21,407.16

                 Total Reductions to Available Funds Amount:                          273,217.91

                 Total Available Funds:                                                        13,648,034.32

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                   350,000,000.     308,011,879      1,457,152       3,751,75      5,208,907.69
B Certificate                                            942,14                       942,142.57

Totals              350,000,000.     308,011,879      2,399,295       3,751,75      6,151,050.26

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  304,260,124.      6.082500%     6.108750%
B Certificate                                                              NA            NA

Totals                                             304,260,124.57

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         880.033941       4.163294      10.719299     14.882593    869.314642
B Certificate                           0.000000       1.449450       0.000000      1.449450      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   5,252,099.49   2,365,479.60     712,648.09  2,855,323.56    589,175.03
                 % of Pool Balan        1.65376%       0.74483%       0.22440%      0.89907%      0.18552%
                 Number of Loans              99             41              9            45            13
                 % of Loans             2.35490%       0.97526%       0.21408%      1.07041%      0.30923%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan   7,173,335.93
                 % of Pool Balan        2.25871%
                 Number of Loans             104
                 % of Loans             2.47383%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   321,336,752.49
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          3,751,754.82
Ending Aggregate Mortgage Loan Balance                                                      317,584,997.67

Beginning Aggregate Mortgage Loan Count                                                               4254
Ending Aggregate Mortgage Loan Count                                                                  4204

Current Weighted Average Coupon Rate                                                             9.649039%
Next Weighted Average Coupon Rate                                                                9.641007%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            387,670.54
Curtailments                                                                                         0.00
Prepayments                                                                                  3,324,759.28
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                            39,325.00
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          (15,103.21)

Total Principal Reduction                                                                        3,736,651.61

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                        133,890.32
Less: Amounts to Cover Interest Shortfalls                                                       1,012.96
Less: Delinquent Service Fees                                                                        30,923.08
Collected Servicing Fees for Current Period:                                                        101,954.28

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                   606,842.91

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                 3,324,75             39,      3,736,651                                                  -
                                       -                                                                         -

Total                   3,324,75             39,      3,736,651                                                  -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                -
                                       -

Total                                  -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10      15,103.21          0.00 13,324,873.10

Total                                               13,324,873.           15,1         0.00 13,324,873.10

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00


Total              13,324,873.10            0.00







Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.02
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         653,101.84
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                       3765.37


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                          1,946,059.77

                 Principal Collected:                                 3,712,429.82

                 Insurance Proceeds Received:                                        -

                 Net Liquidation Proceeds:                                24,221.79

                 Delinquency Advances on Mortgage Interest:             606,842.91

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                -

                 Trust Termination Proceeds:                                         -

                 Investment Earnings on Note Account:                       3,470.99

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Fund Earnings                      0.00

                 Capitalized Interest Account                            0.00

                 Investment Earnings on Pre-Funding Account               0.00

                 Remaining Pre-Funding Account:                                      -

                 Sum of the Above Amounts:                                          6,293,025.28

LESS:

                 Servicing Fees (including PPIS):                       102,967.24

                 Non-Recoverable Advance                                             -

                 Indenture Trustee Fees:                                    1,874.46

                 Owner Trustee Fees:                                         0

                 Insurance Premiums:                                      33,367.95

                 Reimbursement of Delinquency Advances/Servicin             3,765.37

                 Total Reductions to Available Funds Amount:                          141,975.02

                 Total Available Funds:                                                          6,151,050.26

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                   100,000,000.       85,057,83         392,47       1,364,87      1,757,343.52
C Certificate                                            250,86                       250,866.87

Totals              100,000,000.       85,057,83         643,33       1,364,87      2,008,210.39

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                   83,692,961.      5.932500%     5.958750%
C Certificate                                                              NA            NA

Totals                                              83,692,961.90

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         850.578344       3.924710      13.648725     17.573435    836.929619
C Certificate                           0.000000       0.385949       0.000000      0.385949      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   2,296,421.93     501,016.69     103,223.98  1,203,738.52    339,226.91
                 % of Pool Balan        2.59307%       0.56574%       0.11656%      1.35923%      0.38305%
                 Number of Loans              30              6              2            15             4
                 % of Loans             3.15457%       0.63091%       0.21030%      1.57729%      0.42061%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   3,536,385.73
                 % of Pool Balan        3.99321%
                 Number of Loans              37
                 % of Loans             3.89064%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   89,924,919.60
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,364,872.50
Ending Aggregate Mortgage Loan Balance                                                      88,560,047.10

Beginning Aggregate Mortgage Loan Count                                                                967
Ending Aggregate Mortgage Loan Count                                                                   951

Current Weighted Average Coupon Rate                                                             9.592615%
Next Weighted Average Coupon Rate                                                                9.577485%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             33,589.66
Curtailments                                                                                         0.00
Prepayments                                                                                  1,273,749.19
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                            57,533.65
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          (27,274.10)

Total Principal Reduction                                                                        1,337,598.40

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                         37,468.72
Less: Amounts to Cover Interest Shortfalls                                                         297.46
Less: Delinquent Service Fees                                                                          8,955.00
Collected Servicing Fees for Current Period:                                                         28,216.26

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                   168,645.44

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                 1,273,74             57,      1,337,598                                                  -
                                       -                                                                         -

Total                   1,273,74             57,      1,337,598                                                  -


                  Unpaid
                  Realized Loss
                  Amount
Class C                                -
                                       -

Total                                  -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      27,274.10          0.00  4,867,085.20

Total                                                 4,867,085           27,2         0.00  4,867,085.20

                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00


Total               4,867,085.20            0.00







Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.03
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                         380,734.81
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                       387.31


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                            541,245.49

                 Principal Collected:                                 1,307,338.85

                 Insurance Proceeds Received:                                        -

                 Net Liquidation Proceeds:                                30,259.55

                 Delinquency Advances on Mortgage Interest:             168,645.44

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                -

                 Trust Termination Proceeds:                                         -

                 Investment Earnings on Note Account:                       1,133.29


                 Sum of the Above Amounts:                                          2,048,622.62

LESS:

                 Servicing Fees (including PPIS):                         28,513.72

                 Non-Recoverable Advance                                             -

                 Indenture Trustee Fees:                                       524.56

                 Owner Trustee Fees:                                         0

                 Insurance Premiums:                                      10,986.64

                 Reimbursement of Delinquency Advances/Servicin                387.31

                 Total Reductions to Available Funds Amount:                            40,412.23

                 Total Available Funds:                                                          2,008,210.39